SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2012

WORDLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 4A4

 (Address of principal executive offices)

(604) 257-3660

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WORDLOGIC CORPORATION

Form 8-K

Current Report

Item 5.07

Submission of Matters to a Vote of Security Holders

On July 20, 2012, the Company held its annual meeting of shareholders.  The shareholders were asked to vote on the seven (7) proposals below, which were described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 25, 2012.  The final voting results for each proposal are set forth below.

PROPOSAL 1:  Election of Directors.  Each of the two nominees for director received the plurality of votes for re-election.  The vote tabulations are as follows:

Vote	For	% Voted For	Withheld	% Voted Withheld
Franklin Evanshen	28,976,878	80.54%	7,002,257	19.46%
T. Allen Rose	33,420,123	92.89%	2,559,012	7.11%

PROPOSAL 2:  Confirmation and Ratification of Executive Officers.  Shareholders voted in favor of the ratification of the Executive Officers.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	23,426,690	6,253,805	6,298,640	15,911,694
% of Voted	65.11%	17.38%	17.50%	-

PROPOSAL 3:  Ratification of Appointment of M&K CPAS, PLLC (“M&K”), as the Company’s independent auditor for the year ended December 31, 2012.  Shareholders voted in favor of the ratification of M&K.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	50,287,792	1,364,039	238,998	-
% of Voted	96.91%	2.62%	0.46%	-

PROPOSAL 4:  Approval of the increase in the number of authorized shares of Common Stock from one hundred million (100,000,000) to two hundred fifty million (250,000,000) shares.  Shareholders voted in favor of the increase in authorized Common Stock.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	31,357,327	20,533,499	3	-
% of Voted	60.42%	39.57%	0.00%	-

PROPOSAL 5:  Approval of the authorization of fifty million (50,000,000) Preferred Shares for issuance, with twenty five million (25,000,000) of the Preferred Shares to be designated as Class A Preferred Shares.  Shareholders voted against the authorization of Preferred Shares.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	17,840,961	12,068,338	6,069,836	15,911,694
% of Voted	49.58%	33.54%	16.87%	-

PROPOSAL 6:  Approval of the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”).  Shareholders voted in favor of the Amended and Restated Articles.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	25,496,326	10,254,793	288,016	15,911,694
% of Voted	70.86%	28.50%	0.63%	-

PROPOSAL 7:  Adoption of the Company’s 2012 Equity Incentive Plan (“Plan”).  Shareholders voted in favor of the Plan.  The vote tabulation was as follows:

Vote	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	29,249,586	6,708,489	21,060	15,911,694
% of Voted	81.29%	18.64%	0.05%	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2012	WORDLOGIC CORPORATION

By: /s/ Franklin Evanshen
Franklin Evanshen President, Chief Executive Officer, Director